Income Taxes (Reconciliation) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Income Tax Reconciliation
Statutory federal rate	$ 27,033	$ 28,814	$ 27,118
Meals and entertainment	287	247	227
State income taxes — net of federal benefit	2,478	2,254	2,067
Earnout adjustments	(410)	(1,381)	(1,675)
Other	(154)	415	747
Total	$ 29,234	$ 30,349	$ 28,484